Going Concern	12 Months Ended
Dec. 31, 2023
Going Concern [Abstract]
GOING CONCERN

Note 3 - GOING CONCERN

The financial statements have been prepared “assuming that we will continue as a going concern,” which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

The Company has not yet established an ongoing source of revenues and cash flows sufficient to cover the operating costs and allow it to continue as a going concern. Though the Company generated net income of $823,860 for the year ended December 31, 2023. But the Company incurred net loss of $720,093 for the year ended December 31, 2022. And as of December 31, 2023, the Company had an accumulated deficit of $400,715. In addition, the Company has relatively limited operating history. These factors among others raise substantial doubt about the ability to continue as a going concern for a reasonable period of time.

In order to continue as a going concern, The Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources by obtaining capital from the senior management, principal stockholders, and private placement sufficient to meet its minimal operating expenses and seeking third party equity and/or debt financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.